UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

December 23, 2004

MVB FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

West Virginia	000-50567	20-0034461
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Virginia Avenue

Fairmont, West Virginia 26554-2777

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (304) 363-4800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

To comply voluntarily to the restrictions of Section 201 of the Sarbanes-Oxley Act, which discourages the use of the same firm for both external audit and internal audit functions, MVB Financial Corp. (MVB) made a change in accounting firms for its external audit in 2004. The firm of Brown Edwards & Company, L.L.P. has been engaged to conduct MVB’s external audit for December 31, 2004, 2005 and 2006. This change in accountants was solely to comply with Section 201 of the Sarbanes-Oxley Act, and in no way indicates any disagreements between MVB and Conley CPA Group, PLLC, the former external auditor.

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Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Dated: December 23, 2004	MVB Financial Corp.

	By:	/s/ James R. Martin
James R. Martin
President & Chief Executive Officer

/s/ Eric L. Tichenor
Eric L. Tichenor
Chief Financial Officer

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